American Century Municipal Trust

Statement of Additional Information (SAI) Supplement

Supplement dated January 26, 2001 * Statement of Additional Information dated
October 1, 2000

The last paragraph under the heading "Credit Quality and Maturity
Guidelines - The Money Market Funds" on page 5 is deleted.

The following replaces the chart under the heading "Nonfundamental
Investment Policies" on page 20.

SUBJECT                 POLICY
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Leveraging              A fund may not purchase additional investment securities
                        at any time during which outstanding
                        borrowings exceed 5% of the total assets of the fund.
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Futures and options     The money market funds may not purchase or sell futures
(money market           contracts or call options. This limitation does not
funds only)             apply to options attached to, or acquired or traded
                        together with, their underlying securities, and does
                        not apply to securities that incorporate features
                        similar to options or futures contracts.
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Liquidity               A fund may not purchase any security or enter into a
                        repurchase agreement if, as a result, more than 15% of
                        its net assets (10% for the money market funds) would
                        be invested in illiquid securities. Illiquid securities
                        include repurchase agreements not entitling the holder
                        to payment of principal and interest within seven days
                        and in securities that are illiquid by virtue of legal
                        or contractual  restrictions on resale or the absence
                        of a readily available market.
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Short Sales             A fund may not sell securities short, unless it owns or
                        has the right to obtain securities equivalent in kind
                        and amount to the securities sold short, and provided
                        that transactions in futures contracts and options are
                        not deemed to constitute selling securities short.
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Margin                  A fund may not purchase securities on margin, except to
                        obtain such short-term credits as are necessary for
                        the clearance of transactions, and provided that margin
                        payments in connection with futures contracts and
                        options on futures contracts shall not constitute
                        purchasing securities on  margin.
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SH-SPL-24460